FIRST AMENDMENT TO THE
SWIFT ENERGY COMPANY
INDUCEMENT PLAN

This First Amendment (the “First Amendment”) to the Swift Energy Company Inducement Plan (the “Plan”), is made effective as of May 5, 2017 (the “Amendment Effective Date”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

WHEREAS, Swift Energy Company previously adopted the Plan;
WHEREAS, Swift Energy Company changed its name to SilverBow Resources, Inc. (“the Company”), effective May 5, 2017;
WHEREAS, the Board desires to amend the Plan in order to reflect the Company’s name change to “SilverBow Resources, Inc.”
NOW, THEREFORE, BE IT RESOLVED, that, the Plan shall be amended as of the Amendment Effective Date, as set forth below:

1.	The Plan should be renamed the “SilverBow Resources, Inc. Inducement Plan.”’

2.	Any reference to the “Swift Energy Company Inducement Plan” within the Plan should be deleted replaced with “SilverBow Resources, Inc. Inducement Plan.”

3.	Any reference to the “Swift Energy Company 2016 Equity Incentive Plan” within the Plan should be deleted replaced with “SilverBow Resources, Inc. 2016 Equity Incentive Plan.”

4.	Any additional reference to “Swift Energy Company” or “Swift Energy” within the Plan should be deleted and replaced with “SilverBow Resources”

FURTHER RESOLVED, that, as amended hereby, the Plan is specifically ratified and reaffirmed.

SilverBow Resources, Inc.
/s/ Sean C. Woolverton
Sean C. Woolverton Chief Executive Officer

1